UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by ON Semiconductor Corporation (“ON”) with the Securities and Exchange Commission (“SEC”) on March 17, 2008 (“March Form 8-K”). The March Form 8-K reported under Item 2.01 that ON had completed an acquisition on March 17, 2008 of AMIS Holdings, Inc., pursuant to the terms and conditions of the previously reported Agreement and Plan of Merger and Reorganization, dated December 13, 2007, by and among ON, AMIS Holdings, Inc. and Orange Acquisition Corporation, a subsidiary of ON. The Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K. The information previously reported in the March Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of AMIS Holdings, Inc. as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 and accompanying notes, are attached hereto as Exhibit 99.1 and are incorporated by reference into this Form 8-K/A.

(b)(1) Pro Forma Financial Information.

The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2007 and for the three months ended March 28, 2008, and accompanying notes, are attached hereto as Exhibit 99.2 and are incorporated by reference into this Form 8-K/A:

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of December 13, 2007, by and among ON Semiconductor Corporation, Orange Acquisition Corporation and AMIS Holdings, Inc. (incorporated by reference to Exhibit 2.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)*

10.1	Form of AMIS Holdings, Inc. Voting Agreement for Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and Christine King (incorporated by reference to Exhibit 10.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.2	Form of AMIS Holdings, Inc. Voting Agreement for executive officers, directors, and certain other stockholders of AMIS Holdings, Inc., other than Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, directors and executive officers of AMIS Holdings, Inc. and certain significant stockholders of AMIS Holdings, Inc. other than Christine King (incorporated by reference to Exhibit 10.2 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.3	Form of ON Semiconductor Corporation Voting Agreement, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and certain ON Semiconductor Corporation stockholders (incorporated by reference to Exhibit 10.3 to ON’s Current Report on Form 8-K filed on December 13, 2007)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of AMIS Holdings, Inc. as of December 31, 2007 and December 31, 2006 and for the years ended December 31, 2007, 2006 and 2005 and notes thereto

99.2	Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2007 and three months ended March 28, 2008 and the notes thereto

*	Certain schedules have been omitted and ON agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON Semiconductor Corporation

Date: May 30, 2008	By:	/s/ DONALD A. COLVIN
Donald A. Colvin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of December 13, 2007, by and among ON Semiconductor Corporation, Orange Acquisition Corporation and AMIS Holdings, Inc. (incorporated by reference to Exhibit 2.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)*

10.1	Form of AMIS Holdings, Inc. Voting Agreement for Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and Christine King (incorporated by reference to Exhibit 10.1 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.2	Form of AMIS Holdings, Inc. Voting Agreement for executive officers, directors, and certain other stockholders of AMIS Holdings, Inc., other than Christine King, dated as of December 13, 2007, by and among ON Semiconductor Corporation, directors and executive officers of AMIS Holdings, Inc. and certain significant stockholders of AMIS Holdings, Inc. other than Christine King (incorporated by reference to Exhibit 10.2 to ON’s Current Report on Form 8-K filed on December 13, 2007)

10.3	Form of ON Semiconductor Corporation Voting Agreement, dated as of December 13, 2007, by and among ON Semiconductor Corporation, AMIS Holdings, Inc. and certain ON Semiconductor Corporation stockholders (incorporated by reference to Exhibit 10.3 to ON’s Current Report on Form 8-K filed on December 13, 2007)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of AMIS Holdings, Inc. as of December 31, 2007 and December 31, 2006 and for the years ended December 31, 2007, 2006 and 2005 and notes thereto

99.2	Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2007 and three months ended March 28, 2008 and the notes thereto

*	Certain schedules have been omitted and ON agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

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